IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2025
Text Block [Abstract]
IFRS 7 Disclosure
Management of risk

We have provided certain disclosures required under IFRS 7 “Financial Instruments – Disclosures” (IFRS 7) related to the nature and extent of risks arising from financial instruments in the MD&A, as permitted by that IFRS standard. These disclosures are included in the “Risk overview”, “Credit risk”, “Market risk”, “Liquidity risk”, “Operational risk”, “Regulatory compliance risk”, “Reputation and legal risks” and “Conduct and culture risk” sections.
Risk overview
Our risk appetite defines tolerance levels for various risks. This is the foundation for our risk management culture and our risk management framework.
Our risk management framework includes:
•	CIBC, SBU, functional group-level and regional risk appetite statements;
•	Risk frameworks, policies, procedures and limits to align activities with our risk appetite;
•	Regular risk reports to identify and communicate risk levels;
•	An independent control framework to identify and test the design and operating effectiveness of our key controls;
•	Stress testing to consider the potential impact of changes in the business environment on capital, liquidity and earnings;
•	Proactive consideration of risk mitigation options in order to optimize results; and
•	Oversight through our risk-focused committees and governance structure.
Managing risk is a shared responsibility at CIBC. Business units and risk management professionals work in collaboration to ensure that business strategies and activities are consistent with our risk appetite. CIBC’s approach to enterprise-wide risk management aligns with the three lines of defence model:
(i)
As the first line of defence, CIBC’s Management, in SBUs and functional groups, own the risks and are accountable and responsible for identifying and assessing risks inherent in its activities in accordance with the CIBC risk appetite. In addition, Management establishes and maintains controls to mitigate such risks and support operational resilience. Management may include Governance Groups within the business to facilitate the Control Framework, Operational Risk Management and Operational Resilience Framework and other risk-related processes. A Governance Group refers to a group within Business Unit Management (first line of defence) whose focus is to support Management in meeting their governance, risk and control activities. A Governance Group is considered the first line of defence, in conjunction with Business Unit Management. Control Groups, which typically reside within centralized functions, provide subject matter expertise to Business Unit Management and/or implement/maintain enterprise-wide control programs and activities. While Control Groups collaborate with Business Unit Management in identifying and managing risk, they also challenge risk decisions and risk mitigation strategies.

(ii)
The second line of defence is independent from the first line of defence and provides an enterprise-wide view of specific risk types, guidance and effective challenge to risk and control activities. Risk Management is the primary second line of defence. Risk Management may leverage subject matter expertise of other groups (e.g., third parties or Control Groups) to inform their independent assessments, as appropriate.

(iii)
As the third line of defence, CIBC’s Internal Audit is responsible for providing reasonable assurance to senior management and the Audit Committee of the Board on the effectiveness of CIBC’s governance practices, risk management processes, and Internal Control as a part of its risk-based audit plan and in accordance with its mandate as described in the Internal Audit Charter.

A strong risk culture and communication between the three lines of defence are important characteristics of effective risk management.
Risk governance structure
Our risk governance structure is illustrated below:

Board of Directors (the Board):
The Board oversees the enterprise-wide risk management program through approval of our risk appetite, Control Framework and supporting risk management policies and limits. The Board accomplishes its mandate through its Audit, Risk Management, Management Resources and Compensation, Corporate Governance, and Technology committees, described below.
Audit Committee (AC):
The Audit Committee reviews the overall design and operating effectiveness of internal controls and the control environment, including internal controls over financial reporting. The Audit Committee also has oversight of the underlying processes and controls of the ESG disclosures in our Annual Report, Sustainability Report, and other material ESG disclosure documents.
Risk Management Committee (RMC):
This committee assists the Board in fulfilling its responsibilities for defining CIBC’s risk appetite and overseeing CIBC’s risk profile and performance against the defined risk appetite. This includes oversight of key frameworks, policies and risk limits related to the identification, measurement and monitoring of CIBC’s principal business risks.
Management Resources and Compensation Committee (MRCC):
This committee is responsible for assisting the Board in its global oversight of CIBC’s human capital strategy, including talent and total rewards, and the alignment with CIBC’s strategy, risk appetite and controls.
Corporate Governance Committee (CGC):
This committee is responsible for assisting the Board in fulfilling its corporate governance oversight responsibilities and oversight of the ESG strategy.
Technology Committee (TC):
This committee is responsible for assisting the Board in fulfilling its responsibilities for overseeing CIBC’s technology strategy and ensuring it allows for CIBC’s strategic plan and priorities to be carried out.
The Group Executive Leadership Team (Group ELT):
The Group ELT, led by the CEO and including selected executives reporting directly to the CEO, is responsible for setting business strategy and for monitoring, evaluating and managing risks across CIBC. The Group ELT is supported by the following management governance committees:
•
Global Asset Liability Committee (GALCO):
This committee, which comprises members from the Group ELT and senior Treasury, Risk Management and lines of business executives, provides oversight regarding capital management, funding and liquidity management, and asset/liability management (ALM). It also provides strategic direction regarding structural interest rate risk (SIRR) and structural foreign exchange risk postures, approval of funds transfer pricing policies/parameters and approval of wholesale funding plans.

•
Global Risk Committee (GRC):
This committee, which comprises selected members of the Group ELT and senior leaders from the lines of business, Risk Management and other functional groups, provides a forum for discussion and oversight of risk appetite, risk profile and risk mitigation strategies. Key activities include reviewing and providing input regarding CIBC’s risk appetite statements; monitoring risk profile against risk appetite; reviewing and evaluating business activities in the context of risk appetite; and identifying, reviewing, and advising on current and emerging risk issues and associated mitigation plans.

Credit risk

Credit risk is the risk of financial loss due to a borrower or counterparty failing to meet its obligations in accordance with contractual terms.
Credit risk arises out of the lending businesses in each of our SBUs and in International banking, which is included in Corporate and Other. Other sources of credit risk consist of our trading activities, which include our over-the-counter
(OTC) derivatives, debt securities, and our repo-style transaction activity. In addition to losses on the default of a borrower or counterparty, unrealized gains or losses may occur due to changes in the credit spread of the counterparty, which could impact the carrying or fair value of our assets.
Policies
To control credit risk, prudent credit risk management principles are used as a base to establish policies, standards and guidelines that govern credit activities as outlined by the credit risk management policy.
The credit risk management policy supplements CIBC’s risk management framework and risk appetite framework, and together with CIBC’s portfolio concentration limits for credit exposures, CIBC’s common risk/concentration risk limits for credit exposures, and other supporting credit risk policies, standards and procedures, assists CIBC in achieving its desired risk profile by providing an effective foundation for the management of credit risk.
Credit risk limits
The RMC approves Board limits, and exposures above Board limits require reporting to, or approval of, the RMC. Management limits are approved by the CRO. Usage is monitored to ensure risks are within allocated management and Board limits. Exposures above management limits require the approval of the CRO. Business lines may also impose lower limits to reflect the nature of their exposures and target markets. This tiering of limits provides for an appropriate hierarchy of decision making and reporting between management and the RMC. Credit approval authority flows from the Board and is further cascaded to officers in writing. The Board’s Investment and Lending Authority Resolution sets thresholds above which credit exposures require reporting to, or approval of, the RMC, ensuring an increasing level of oversight for credit exposures of higher risk. CIBC maintains country limits to control exposures within countries outside of Canada and the U.S.
Credit concentration limits
At a bank-wide level, credit exposures are managed to promote alignment to our risk appetite statement, to maintain the target business mix and to ensure that there is no undue concentration of risk. We set limits to control borrower concentrations by risk-rating band for large exposures (i.e., risk-rated credits). Direct loan sales, credit derivative hedges, or structured transactions may also be used to reduce concentrations. We also have a set of portfolio concentration limits in place to control exposures by country, industry, product and activity. Further, our policies require limits to be established as appropriate for new initiatives and implementation of strategies involving material levels of credit risk. Concentration limits represent the maximum exposure levels we wish to hold on our books. In the normal course, it is expected that exposures will be held at levels below the maximums. The credit concentration limits are reviewed and approved by the RMC at least annually.
Credit concentration limits are also applied to our retail lending portfolios to mitigate concentration risk. We not only have concentration limits applied to individual borrowers and geographic regions, but also to different types of credit facilities, such as unsecured credits. In addition, we limit the maximum insured mortgage exposure to private insurers in order to reduce counterparty risk.
Credit risk mitigation
We may mitigate credit risk by obtaining a pledge of collateral, which improves recoveries in the event of a default. Our credit risk management policies include verification of the collateral and its value and ensuring that we have legal certainty with respect to the assets pledged. Valuations are updated periodically depending on the nature of the collateral, legal environment, and the creditworthiness of the counterparty. The main types of collateral include: (i) cash or marketable securities for securities lending and repurchase transactions; (ii) cash or marketable securities taken as collateral in support of our OTC derivatives activity; (iii) charges over operating assets such as inventory, receivables and real estate properties for lending to small business and commercial borrowers; and (iv) mortgages over residential properties for retail lending.
In certain circumstances we may use third-party guarantees to mitigate risk. We also obtain insurance to reduce the risk in our real estate secured lending portfolios, the most material of which relates to the portion of our residential mortgage portfolio that is insured by CMHC, an agency of the Government of Canada.
We mitigate the trading credit risk of OTC derivatives, securities lending and repurchase transactions with counterparties by employing the International Swaps and Derivatives Association (ISDA) Master Agreement, as well as Credit Support Annexes (CSAs) or similar master and collateral agreements. See Note 12 to the consolidated financial statements for additional details on the risks related to the use of derivatives and how we manage these risks.
ISDA Master Agreements and similar master and collateral agreements, such as the Global Master Repurchase Agreement and Global Master Securities Lending Agreement, facilitate cross transaction payments, prescribe close-out
netting processes, and define the counterparties’ contractual trading relationship. In addition, the agreements formalize non-transaction-specific
terms. Master agreements serve to mitigate our credit risk by outlining default and termination events, which enable parties to close out of all outstanding transactions in the case of a negative credit event on either party’s side. The mechanism for calculating termination costs in the event of a close-out
are outlined in the master agreement; this allows for the efficient calculation of a single net obligation of one party to another.
CSAs and other collateral agreements are often included in ISDA Master Agreements or similar master agreements governing securities lending and repurchase transactions. They mitigate CCR by providing for the exchange of collateral between parties when a party’s exposure to the other exceeds agreed upon thresholds, subject to a minimum transfer amount. CSAs and other collateral agreements that operate with master agreements also designate acceptable collateral types, and set out rules for re-hypothecation
and interest calculation on collateral. Collateral types permitted under CSAs and other master agreements are set through our trading credit risk management documentation procedures. These procedures include requirements around collateral type concentrations.
Consistent with global initiatives to improve resilience in the financial system, we clear derivatives through CCPs where feasible. Credit derivatives may be used to reduce industry sector concentrations and single-name exposure.
Process and control
The credit approval process is managed by Risk Management and Retail Operations, with all significant credit requests submitted subject to adjudication independent of the originating businesses. Approval authorities are a function of the risk and amount of credit requested. In certain cases, credit requests must be escalated to senior management, the CRO, or to the RMC for approval.
After initial approval, individual credit exposures continue to be monitored. A formal risk assessment is completed at least annually for all risk-rated accounts, including review of assigned ratings. Higher risk-rated accounts are subject to closer monitoring and are reviewed at least quarterly. Collections and specialized loan workout groups handle the day-to-day
management of high-risk loans to maximize recoveries.
Risk measurement
Exposures subject to IRB approaches
Under the IRB approaches, we are required to categorize exposures to credit risk into broad classes of assets with different underlying risk characteristics. This asset categorization may differ from the presentation in our consolidated financial statements. Under the IRB approaches, credit risk is measured using the following three key risk parameters
(1)
:
•	PD – the probability that the obligor will default within the next 12 months.
•	EAD – the estimate of the amount that will be drawn at the time of default.
•	LGD – the expected severity of loss as the result of the default, expressed as a percentage of the EAD.
Exposures under the IRB approaches can be further differentiated into two categories, AIRB and FIRB. For portfolios subject to the AIRB approach, PD, LGD and EAD are internal estimates. Certain portfolios are prescribed to use the FIRB approach, where LGD and EAD are regulatory defined parameters. Our credit risk exposures are divided into business and government and retail portfolios. Regulatory models used to measure credit risk exposure under the IRB approach are subject to CIBC’s model risk management process.

(1)	These parameters differ from those used in the calculation of ECL under IFRS 9. See the “Accounting and control matters” section for further details.
Business and government portfolios (excluding scored small business) – risk-rating method
The portfolios comprise exposures to corporate, sovereign, and bank obligors. Our adjudication process and criteria includes assigning an obligor rating that reflects our estimate of the financial strength of the borrower, and a facility rating or LGD rating that reflects the collateral amount and quality applicable to secured exposures, the seniority position of the claim, and the capital structure of the borrower for unsecured exposures.
The obligor rating takes into consideration our financial assessment of the obligor, the industry, and the economic environment of the region in which the obligor operates. Where a guarantee from a third-party exists, both the obligor and the guarantor will be assessed. While our obligor rating is determined independently of external ratings for the obligor, our risk-rating methodology includes a review of those external ratings.
CIBC employs a
20-point
master internal obligor default rating scale that broadly maps to external agencies’ ratings as presented in the table below.

	CIBC	S&P	Moody’s
Grade	rating	equivalent	equivalent
Investment grade	00–47	AAA to BBB-	Aaa to Baa3
Non-investment grade	51–67	BB+ to B-	Ba1 to B3
Watch list	70–80	CCC+ to C	Caa1 to Ca
Default	90	D	C
We use quantitative modelling techniques to assist in the development of internal risk-rating systems. The risk-rating systems have been developed through analysis of internal and external credit risk data, supplemented with expert judgment. The risk ratings are used for portfolio management, risk limit setting, product pricing, and in the determination of regulatory and economic capital.
Our credit process is designed to ensure that we approve applications and extend credit only where we believe that our client has the ability to repay according to the agreed terms and conditions.
Our credit framework of policies and limits defines our appetite for exposure to any single name or group of related borrowers, which is a function of the internal risk rating. We generally extend new credit only to borrowers in the investment and non-investment
grade categories noted above. Our credit policies are also defined to manage our exposure to concentration in borrowers in any particular industry or region.
In accordance with our process, each obligor is assigned an obligor default rating and the assigned rating is mapped to a PD estimate that represents a long-run
average
one-year
default likelihood. For corporate obligors, PD estimates are calculated using joint maximum likelihood techniques based on our internal default rate history by rating category and longer dated external default rates as a proxy for the credit cycle to arrive at long-run
average PD estimates. Estimates drawn from third-party statistical default prediction models are used to supplement the internal default data for some rating bands where internal data is sparse. For small and medium corporate enterprises, PD estimates are developed using only internal default history. For bank and sovereign obligors, PD estimates are derived from an analysis based on external default data sets and supplemented with internal data where possible. We examine several different estimation methodologies and compare results across the different techniques. In addition, we apply the same techniques and estimation methodologies to analogous corporate default data and compare the results for banks and sovereigns to the corporate estimates for each technique. A regulatory floor is applied to PD estimates for corporate and bank obligors.
Each facility is assigned an LGD rating and each assigned rating is mapped to an LGD estimate that considers economic downturn conditions. For corporate obligors subject to the AIRB approach, LGD estimates are primarily derived from internal historical recovery data. Time to resolution is typically one to two years for most corporate obligors, and one to four years in the real estate sector. LGD values are based on discounted post-default cash flows for resolved accounts and include material direct and indirect costs associated with collections. External data is used in some cases to supplement our analysis. Economic downturn periods are identified for each portfolio by examining the history of actual losses, default rates and LGD. For sovereign exposures, LGD estimates are primarily driven by expert judgment supplemented with external data and benchmarks where available. Appropriate adjustments are made to LGD estimates to account for various uncertainties associated with estimation techniques and data limitations, including adjustments for unresolved accounts. For obligors subjected to the FIRB approach, LGD is a regulatory prescribed calculation.
EAD is estimated based on the current exposure to the obligor together with possible future changes in that exposure. For obligors subject to the AIRB approach, internal EAD estimates are driven by factors such as the available undrawn credit commitment amount and the obligor default rating. EAD estimates are primarily based on internal historical loss data supplemented with comparable external data. Economic downturn periods are identified for each portfolio by examining the historical default rates and actual EAD factors. For obligors subjected to the FIRB approach, EAD is a regulatory prescribed calculation.
Appropriate adjustments are made to internal PD, LGD and EAD estimates to account for various uncertainties associated with estimation techniques and data limitations, including adjustments for unresolved accounts (for LGD).
Regulatory capital slotting approach is used for part of our uninsured Canadian commercial mortgage portfolio, which comprises non-residential
mortgages and multi-family residential mortgages. These exposures are individually rated on our rating scale using a risk-rating methodology that considers the property’s key attributes, which include its loan-to-value
(LTV) and debt service ratios, the quality of the property, and the financial strength of the owner/sponsor. All exposures are secured by a lien over the property. In addition, we have insured multi-family residential mortgages, which are not treated under the slotting approach, but are instead treated as sovereign exposures.
Retail portfolios
Retail portfolios are characterized by a large number of relatively small exposures. They comprise: real estate secured personal lending (residential mortgages and personal loans and lines secured by residential property); qualifying revolving retail exposures (credit cards, overdrafts and unsecured lines of credit); and other retail exposures (loans secured by non-residential
assets, unsecured loans, and scored small business loans).
We use scoring models in the adjudication of new retail credit exposures, which are based on statistical methods of analyzing the unique characteristics of the borrower, to estimate future behaviour. In developing our models, we use internal historical information from previous borrowers, as well as information from external sources, such as credit bureaus. The use of credit scoring models allows for consistent assessment across borrowers. There are specific guidelines in place for each product, and our adjudication decision will take into account the characteristics of the borrower, any guarantors, and the quality and sufficiency of the collateral pledged (if any). The lending process will include documentation of, where appropriate, satisfactory identification, proof of income, independent appraisal of the collateral and registration of security.
Retail portfolios are managed as pools of homogeneous risk exposures, using external credit bureau scores and/or other behavioural assessments to group exposures according to similar credit risk profiles. These pools are established through statistical techniques. Characteristics used to group individual exposures vary by asset category; as a result, the number of pools, their size, and the statistical techniques applied to their management differ accordingly.
The following table maps the PD bands to various risk levels:

Risk level	PD bands
Exceptionally low	0.01%–0.20%
Very low	0.21%–0.50%
Low	0.51%–2.00%
Medium	2.01%–10.00%
High	10.01%–99.99%
Default	100%
For the purposes of the AIRB approach for retail portfolios, additional PD, LGD and EAD segmentation into homogeneous risk exposures is established through statistical techniques. The principal statistical estimation technique is decision trees benchmarked against alternative techniques such as regression and random forests.
Within real estate secured lending, we have two key parameter estimation models: mortgages and real estate secured personal lines of credit. Within qualifying revolving retail, we have three key parameter estimation models: credit cards, overdraft, and unsecured personal lines. A small percentage of credit cards, overdraft, and unsecured line accounts that do not satisfy the requirements for qualifying revolving retail are grouped into other retail parameter models. Within other retail, we have three key parameter models: margin lending, personal loans, and scored small business loans. Each parameter model pools accounts according to characteristics such as: delinquency, current credit bureau score, internal behaviour score, estimated current LTV ratio, account type, account age, utilization, transactor/revolver, outstanding balance, or authorized limit.
PD is estimated as the average default rate over an extended period based on internal historical data, generally for a
5-to-10-year
period, which is adjusted using internal historical data on default rates over a longer period or comparable external data that includes a period of stress. A regulatory floor is applied to our PD estimate for all retail exposures with the exception of insured mortgages and government-guaranteed loans. A higher regulatory floor is applied to qualifying revolving transactors.
LGD is estimated based on observed recovery rates over an extended period using internal historical data. In determining our LGD estimate, we exclude any accounts that have not had enough time since default for the substantial majority of expected recovery to occur. This recovery period is product-specific and is typically in the range of 1 to 3 years. Accounts that cure from default and return to good standing are considered to have zero loss. We simulate the loss rate in a significant downturn based on the relationship(s) between LGD and one or more of the following: PD; housing prices, cure rate, and recovery time; or observed LGD in periods with above-average loss rates. We apply appropriate adjustments to address various types of estimation uncertainty including sampling error and trending. A regulatory floor is applied to all real estate secured exposures with the exception of insured mortgages. Higher regulatory floors are applied to unsecured accounts.
EAD for revolving products is estimated as a percentage of the authorized credit limit based on the observed EAD rates over an extended period using historical data. We simulate the EAD rate in a significant downturn based on the relationship(s) between the EAD rate and PD and/or the observed EAD rate in periods with above-average EAD rates. For term loan products, EAD is set equal to the outstanding balance. A regulatory floor is applied to the percentage of the undrawn exposure that is included in EAD.
We apply appropriate adjustments to PD, LGD and EAD to address various types of estimation uncertainty including sampling error and trending.
Back-testing
We monitor the three key risk parameters – PD, EAD and LGD – on a quarterly basis for our business and government portfolios and on a monthly basis for our retail portfolios. Every quarter, the back-testing results are reported to OSFI and are presented to the business and Risk Management senior management for review and challenge. For each parameter, we identify any portfolios whose realized values are significantly above or significantly below expectations and then test to see if this deviation is explainable by changes in the economy. If the results indicate that a parameter model may be losing its predictive power, we prioritize that model for review and update.
Stress testing
As part of our regular credit portfolio management process, we conduct stress testing and scenario analyses on our portfolio to quantitatively assess the impact of various historical, as well as hypothetical, stressed conditions, versus limits determined in accordance with our risk appetite. Scenarios are selected to test our exposures to specific industries (e.g., oil and gas and real estate), products (e.g., mortgages and cards), or geographic regions (e.g., Europe and the Caribbean). Results from stress testing are a key input into management decision making, including the determination of limits and strategies for managing our credit exposure. See the “Real estate secured personal lending” section for further discussion on our residential mortgage portfolio stress testing.
Exposure to credit risk
The portfolios are categorized based upon how we manage the business and the associated risks. Gross credit exposure amounts presented in the table below represent our estimate of EAD, which is net of derivative master netting agreements and CVA but is before allowance for credit losses or credit risk mitigation for IRB approaches. Gross credit exposure amounts relating to our business and government portfolios are reduced for collateral held for repo-style transactions, which reflects the EAD value of such collateral.
Non-trading
equity exposures are not included in the table below as they have been deemed immaterial under the OSFI guidelines, and hence are subject to 100% risk-weighting.

$ millions, as at October 31			2025			2024
	IRB approach	Standardized approach	Total	IRB approach	Standardized approach	Total
Business and government portfolios
Corporate
Drawn	$206,412	$7,218	$213,630	$186,995	$6,717	$193,712
Undrawn commitments	58,702	969	59,671	54,122	1,005	55,127
Repo-style transactions	335,746	–	335,746	308,047	1	308,048
Other off-balance sheet	14,659	381	15,040	13,307	331	13,638
OTC derivatives	13,581	136	13,717	10,970	126	11,096
	629,100	8,704	637,804	573,441	8,180	581,621
Sovereign
Drawn	188,329	8,728	197,057	187,765	7,802	195,567
Undrawn commitments	8,386	297	8,683	8,101	178	8,279
Repo-style transactions	55,556	–	55,556	54,661	–	54,661
Other off-balance sheet	1,906	143	2,049	1,595	156	1,751
OTC derivatives	2,416	–	2,416	2,545	–	2,545
	256,593	9,168	265,761	254,667	8,136	262,803
Banks
Drawn	11,664	1,066	12,730	12,076	1,298	13,374
Undrawn commitments	841	–	841	555	–	555
Repo-style transactions	71,881	–	71,881	45,493	–	45,493
Other off-balance sheet	3,529	–	3,529	2,176	–	2,176
OTC derivatives	6,817	–	6,817	5,291	–	5,291
	94,732	1,066	95,798	65,591	1,298	66,889
Gross business and government portfolios	980,425	18,938	999,363	893,699	17,614	911,313
Less: collateral held for repo-style transactions	437,601	–	437,601	388,767	–	388,767
Net business and government portfolios	542,824	18,938	561,762	504,932	17,614	522,546
Retail portfolios
Real estate secured personal lending
Drawn	295,526	3,087	298,613	290,545	3,028	293,573
Undrawn commitments	37,986	–	37,986	36,393	2	36,395
	333,512	3,087	336,599	326,938	3,030	329,968
Qualifying revolving retail
Drawn	24,157	2,870	27,027	22,894	3,119	26,013
Undrawn commitments	70,592	4,226	74,818	63,866	3,979	67,845
Other off-balance sheet	451	120	571	411	114	525
	95,200	7,216	102,416	87,171	7,212	94,383
Other retail
Drawn	15,857	873	16,730	15,199	829	16,028
Undrawn commitments	3,767	–	3,767	3,430	1	3,431
Other off-balance sheet	7	–	7	6	–	6
	19,631	873	20,504	18,635	830	19,465
Small and medium enterprises (SME) retail
Drawn	2,887	–	2,887	3,183	–	3,183
Undrawn commitments	1,143	–	1,143	1,217	–	1,217
Other off-balance sheet	25	–	25	27	–	27
	4,055	–	4,055	4,427	–	4,427
Total retail portfolios	452,398	11,176	463,574	437,171	11,072	448,243
Securitization exposures (1)	40,180	30,105	70,285	30,901	21,251	52,152
Gross credit exposure (2)	1,473,003	60,219	1,533,222	1,361,771	49,937	1,411,708
Less: collateral held for repo-style transactions	437,601	–	437,601	388,767	–	388,767
Net credit exposure (2)	$1,035,402	$60,219	$1,095,621	$973,004	$49,937	$1,022,941

(1)
OSFI guidelines define a hierarchy of approaches for treating securitization exposures in our banking book. Depending on the underlying characteristics, exposures are eligible for either the SA or the IRB approach. The
SEC-ERBA,
which is inclusive of
SEC-IAA,
includes exposures that qualify for the IRB approach, as well as exposures under the SA.

(2)
Excludes exposures arising from derivative and repo-style transactions which are cleared through qualified central counterparties (QCCPs) as well as credit risk exposures arising from other assets that are subject to the credit risk framework, including other balance sheet assets which are risk-weighted at 100%, significant investments in the capital of non-financial
institutions which are risk-weighted at 1250%, settlement risk, and amounts below the thresholds for deduction which are risk-weighted at 250%.
Non-trading
equity exposures are also excluded and are subject to a range of risk-weightings dependent on the nature of the security.

Exposures subject to the standardized approach
Exposures within CIBC Caribbean, Risk Rated Individuals, Sovereign Wealth funds, Acquired Canadian Costco credit card portfolios, and other small portfolios are subject to the standardized approach. The standardized approach utilizes a set of risk weightings defined by the regulators, as opposed to the more data intensive IRB approach. A detailed breakdown of our net credit risk exposures under the standardized approach by risk-weight category is provided below.

$ millions, as at October 31	Risk-weight category							2025	2024
	0%	1–20%	21–50%	51–75%	76–100%	101–150%	>150%	Total	Total
Corporate	$–	$–	$–	$9	$8,396	$299	$–	$8,704	$8,179
Sovereign	7,248	598	308	–	959	56	–	9,169	8,137
Banks	–	945	39	–	30	52	–	1,066	1,298
Real estate secured personal lending	–	715	1,947	298	119	7	–	3,086	3,030
Other retail	–	4,143	–	3,933	12	1	–	8,089	8,042
Total	$7,248	$6,401	$2,294	$4,240	$9,516	$415	$–	$30,114	$28,686
Trading credit exposures
We have trading credit exposure (also called counterparty credit exposure) that arises from our OTC derivatives and our repo-style transactions. The nature of our derivatives exposure and how it is mitigated is further explained in Note 12 to the consolidated financial statements. Our repo-style transactions consist of our securities bought or sold under repurchase agreements, and our securities borrowing and lending activity.
The PD of our counterparties is estimated using models consistent with the models used for our direct lending activity, or as prescribed. Due to the fluctuations in the market values of interest rates, exchange rates, and equity and commodity prices, counterparty credit exposure cannot be quantified with certainty at the inception of the trade. Counterparty credit exposure is estimated using the current fair value of the exposure, plus an estimate of the maximum potential future exposure due to changes in the fair value. Credit risk associated with these counterparties is managed within the same process as our lending business, and for the purposes of credit adjudication, the exposure is aggregated with any exposure arising from our lending business. The majority of our counterparty credit exposure benefits from the credit risk mitigation techniques discussed above, including daily re-margining,
and posting of collateral.
We are also exposed to
wrong-way
risk. Specific
wrong-way
risk arises when CIBC receives financial collateral issued (or an underlying reference obligation of a transaction is issued) by the counterparty itself, or by a related entity that would be considered to be part of the same common risk group. General wrong-way
risk arises when the exposure and/or collateral pledged to CIBC is highly correlated to that of the counterparty. Exposure to wrong-way
risk with derivative counterparties is monitored by CMRM. Where we may be exposed to wrong-way
risk, our adjudication procedures subject those transactions to a more rigorous approval process. The exposure may be hedged with other derivatives to further mitigate the risk that can arise from these transactions.
Our trading credit exposure also includes CVA risk. We establish a CVA for expected future credit losses from each of our derivative counterparties. The expected future credit loss is a function of our estimates of the PD, the estimated loss in the event of default, and other factors such as risk mitigants. CVA exposure is identified and measured in trading systems and monitored and controlled in our risk systems, including setting limits on risk measures and sensitivities. The Trading Credit Risk Measurement Standards governs the eligibility of credit default swaps for the purposes of hedging both CVA and counterparty credit risk. CVA risk can also be hedged using derivatives of the underlying credit exposures risk factor (e.g. foreign exchange options), and all CVA hedges are monitored for effectiveness on a regular basis, utilizing scenario and profit and loss analysis.
Senior management in CMRM reviews CVA exposures including the capital consumed from the underlying CVA exposures and its hedges on a regular basis. Senior management also approves CVA capital as part of the overall control framework in place, along with the approval of limits on the CVA sensitivities. CVA risk is evaluated independently from the trading desks utilizing market data and parameters that are reviewed and controlled by Risk Management.
Concentration of exposures
Concentration of credit risk exists when a number of obligors are engaged in similar activities, or operate in the same geographic areas or industry sectors, and have similar economic characteristics so that their ability to meet contractual obligations is similarly affected by changes in economic, political, or other conditions.
Geographic distribution
(1)(2)
The following table provides a geographic distribution of our business and government exposures under the IRB approach, net of collateral held for repo-style transactions.

$ millions, as at October 31, 2025	Canada	U.S.	Europe	Other	Total
Drawn	$190,240	$180,725	$21,839	$13,601	$406,405
Undrawn commitments	36,642	23,140	5,683	2,464	67,929
Repo-style transactions	6,161	9,069	4,935	5,417	25,582
Other off-balance sheet	9,876	7,663	1,545	1,010	20,094
OTC derivatives	13,406	4,620	2,808	1,980	22,814
Total	$256,325	$225,217	$36,810	$24,472	$542,824
October 31, 2024	$237,346	$216,408	$27,539	$23,639	$504,932

(1)	Excludes securitization exposures, and exposures under the SA. Substantially all of our retail exposures under the AIRB approach are based in Canada.
(2)	Classification by country is primarily based on domicile of debtor or customer.
Business and government exposure by industry groups
The following table provides an industry-wide breakdown of our business and government exposures under the IRB approach, net of collateral held for repo-style transactions.

		Undrawn	Repo-style	Other off-	OTC	2025	2024
$ millions, as at October 31	Drawn	commitments	transactions	balance sheet	derivatives	Total	Total
Commercial mortgages	$9,074	$17	$–	$–	$–	$9,091	$7,832
Financial institutions	103,109	13,497	24,028	6,875	13,079	160,588	142,612
Retail and wholesale	13,500	4,411	–	542	354	18,807	17,844
Business services	14,084	4,079	57	1,126	351	19,697	19,299
Manufacturing – capital goods	6,558	2,963	–	494	303	10,318	8,858
Manufacturing – consumer goods	7,184	2,074	–	234	175	9,667	9,281
Real estate and construction	55,825	10,053	–	2,333	627	68,838	65,926
Agriculture	8,938	1,489	–	74	130	10,631	9,934
Oil and gas	2,420	3,580	–	480	1,160	7,640	6,822
Mining	2,059	1,360	–	798	1,375	5,592	4,901
Forest products	722	553	–	169	32	1,476	1,114
Hardware and software	6,050	2,644	114	162	349	9,319	7,382
Telecommunications and cable	3,694	746	–	258	437	5,135	3,896
Publishing, printing and broadcasting	492	118	–	11	19	640	859
Transportation	7,470	3,764	–	498	521	12,253	11,664
Utilities	17,524	9,250	–	5,238	1,643	33,655	30,628
Education, health and social services	10,540	1,827	3	281	153	12,804	12,535
Governments	137,162	5,504	1,380	521	2,106	146,673	143,545
Total	$406,405	$67,929	$25,582	$20,094	$22,814	$542,824	$504,932
Credit quality of p
ortf
olios
Credit quality of the retail portfolios
The following table presents the credit quality of our retail portfolios under the IRB approach.

$ millions, as at October 31					2025	2024
	EAD
Risk level	Real estate secured personal lending	Qualifying revolving retail	Other retail	SME retail	Total	Total
Exceptionally low	$208,494	$57,310	$3,603	$395	$269,802	$264,361
Very low	73,973	11,977	3,832	869	90,651	83,228
Low	32,030	15,414	7,201	1,548	56,193	55,896
Medium	16,695	7,840	3,570	990	29,095	28,540
High	1,286	2,589	1,332	189	5,396	4,189
Default	1,034	70	93	64	1,261	957
Total	$333,512	$95,200	$19,631	$4,055	$452,398	$437,171
Loans contractually past due but not impaired
The following table provides an aging analysis of loans that are not impaired, where repayment of principal or payment of interest is contractually in arrears. Loans less than 30 days past due are excluded as such loans are not generally indicative of the borrowers’ ability to meet their payment obligations.

$ millions, as at October 31	31 to 90 days	Over 90 days	2025 Total	2024 Total
Residential mortgages	$1,239	$–	$1,239	$1,216
Personal	251	–	251	261
Credit card	259	181	440	392
Business and government	327	–	327	226
Total	$2,076	$181	$2,257	$2,095
During the year, gross interest income that would have been recorded if impaired loans were treated as current was $218 million (2024: $189 million), of which $110 million (2024: $89 million) was in Canada and $108 million (2024: $100 million) was outside Canada. During the year, interest recognized on impaired loans was $138 million (2024: $121 million), and interest recognized on loans before being classified as impaired was $110 million (2024: $126 million), of which $71 million (2024: $77 million) was in Cana da
and $39 million (2024: $49 million) was outside Canada.
Market risk

Market risk is the risk of economic and/or financial loss in our trading and non-trading
portfolios from adverse changes in underlying market factors, including interest rates, foreign exchange rates, equity market prices, commodity prices, credit spreads, and customer behaviour for retail products. Market risk arises in CIBC’s trading and treasury activities, and encompasses all market-related positioning and market-making activity.
The trading portfolio consists of positions in financial instruments and commodities held to meet the near-term needs of our clients.
The
non-trading
portfolio consists of positions in various currencies that are related to ALM and investment activities.
Policies
We have comprehensive policies for the management of market risk. These policies are related to the identification and measurement of various types of market risk, their inclusion in the trading portfolio, and the establishment of limits within which we monitor, manage and report our overall exposures. Our policies also outline the requirements for the construction of valuation models, model review and validation, independent checking of the valuation of positions, the establishment of valuation adjustments, and alignment with accounting policies including MTM and mark-to-model
methodologies. Under the Basel III reforms for market risk, commonly known as the FRTB, we have our Risk Trading Book / Banking Book Boundary Procedures and Internal Risk Transfer Trading Procedures, which govern the classification of trading activity and set restrictions on trades crossing the trading book banking book boundary. There are currently no deviations from the presumptive list of instrument classifications, and over the past year, there have been no trading desks that have crossed the boundary.
Trading desk strategies, including hedging strategies, are part of the trading desks operating model and included in each desk’s policies and procedures. The use of VaR, stress testing, and profit and loss monitoring also help identify and monitor the effectiveness of their trading strategies, including hedging performance, and fall under the Trading Credit Risk and Market Risk Management Policies and their supporting standards.
Market risk limits
We have risk tolerance levels, expressed in terms of statistically based VaR measures, potential stress losses, and notional or other limits as appropriate. We use a multi-tiered approach to set limits on the amounts of risk that we can assume in our trading and non-trading
activities, as follows:
•	Board limits control consolidated market risk;
•	Management limits control market risk for CIBC overall and are lower than the Board limits to allow for a buffer in the event of extreme market moves and/or extraordinary client needs;
•	Tier 2 limits control market risk at the business unit level; and
•	Tier 3 limits control market risk at the sub-business unit or desk level.
Management limits are established by the CRO, consistent with the risk appetite statement approved by the Board. Tier 2 and Tier 3 limits are approved at levels of management commensurate with the risk assumed.
Process and control
Market risk exposures are monitored daily against approved risk limits, and processes are in place to monitor that only authorized activities are undertaken. We generate daily risk and limit-monitoring reports including intraday limit monitoring for active trading desks, based on the previous day’s positions. Summary market risk and limit compliance reports are produced and reviewed periodically with the GRC and RMC.
Risk measurement
We use the following measures for market risk:
•
VaR enables the meaningful estimation of potential for losses in different businesses and asset classes. VaR is determined by the coherent modelling of VaR for each of interest rate, credit spread, equity, foreign exchange, and commodity, along with the portfolio effect arising from the interrelationship of the different risks (diversification effect):

•	Interest rate risk measures the impact of changes in interest rates and volatilities on cash instruments and derivatives.
•
Credit spread risk measures the impact of changes in credit spreads of provincial, municipal and agency bonds, sovereign bonds, corporate bonds, securitized products, and credit derivatives such as credit default swaps.

•	Equity risk measures the impact of changes in equity prices and volatilities.
•	Foreign exchange risk measures the impact of changes in foreign exchange rates and volatilities.
•	Commodity risk measures the impact of changes in commodity prices and volatilities, including the basis between related commodities.
•
Diversification effect reflects the risk reduction achieved across various financial instrument types, asset class, currencies, and regions. The extent of the diversification benefit depends on the correlation between the assets and risk factors in the portfolio at a particular time.

•
Price, rate and volatility sensitivities measure the change in value of a portfolio in response to a small change in a given underlying market factor, so that component risks may be examined in isolation, and the portfolio rebalanced or hedged accordingly to achieve a desired exposure.

•
Stressed VaR enables the meaningful estimation of the risks in different businesses and asset classes under stressful conditions. Changes to rates, prices, volatilities, and spreads over a
10-day
horizon from a stressful historical period are applied to current positions to determine stressed VaR.

•	Back-testing validates the effectiveness of risk measurement through analysis of observed and theoretical profit and loss outcomes.
•	Stress testing and scenario analysis provide insight into portfolio behaviour under extreme circumstances.
•
Market risk capital is calculated under the standardized approach, including a default risk charge and the residual risk add-on,
which is a charge for risk factors not captured well under the sensitivities based method.

Trading a
ctiv
ities
We hold positions in traded financial contracts to meet client investment and risk management needs. Trading revenue (net interest income and non-interest
income) is generated from these transactions. Trading instruments are recorded at fair value and include debt and equity securities, as well as interest rate, foreign exchange, equity, commodity, and credit derivative products.
Value-at-risk
Our VaR methodology is a statistical technique that measures the potential overnight loss at a 99% confidence level. We use a full revaluation historical simulation methodology to compute VaR and other risk measures.
Although a valuable guide to risk, VaR should always be viewed in the context of its limitations. For example:
•	The use of historical data for estimating future events will not encompass all potential events, particularly those that are extreme in nature.
•
The use of a
one-day
holding period assumes that all positions can be liquidated, or the risks offset in one day. This may not fully reflect the market risk arising at times of severe illiquidity, when a one-day
period may be insufficient to liquidate or hedge all positions fully.

•	The use of a 99% confidence level does not take into account losses that might occur beyond this level of confidence.
•	VaR is calculated on the basis of exposures outstanding at the close of business and assumes no management action to mitigate losses.
The VaR table below presents market risks by type of risk and in aggregate. The risks are interrelated and the diversification effect reflects the reduction of risk due to portfolio effects among the trading positions. Our trading risk exposures to interest rates and credit spreads arise from activities in the global debt and derivative markets, particularly from transactions in the Canadian, U.S. and European markets. The primary instruments are government and corporate debt, and interest rate derivatives. The majority of the trading exposure to foreign exchange risk arises from transactions involving the Canadian dollar, U.S. dollar, Euro, Pound sterling, Australian dollar, Chinese yuan and Japanese yen, whereas the primary risks of losses in equities are in the U.S., Canadian and European markets. Trading exposure to commodities arises primarily from transactions involving North American natural gas, crude oil products, and precious metals.

$ millions, as at or for the year ended October 31				2025				2024
	High	Low	As at	Average	High	Low	As at	Average
Interest rate risk	$14.2	$4.1	$11.8	$7.9	$18.7	$4.6	$6.3	$9.2
Credit spread risk	2.9	1.0	1.5	1.7	3.8	1.6	1.9	2.4
Equity risk	15.9	5.0	5.0	9.2	8.4	4.5	6.9	6.0
Foreign exchange risk	3.6	0.5	0.7	1.1	7.3	0.5	0.6	1.3
Commodity risk	9.0	1.1	2.5	3.3	5.2	1.2	1.2	2.8
Diversification effect (1)	n/m	n/m	(12.2)	(11.8)	n/m	n/m	(9.4)	(10.7)
Total VaR (one-day measure)	$16.1	$6.6	$9.3	$11.4	$18.8	$5.8	$7.5	$11.0

(1)	Total VaR is less than the sum of the VaR of the different market risk types resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Back-testing
To determine the reliability of the trading VaR model, outcomes are monitored regularly through a back-testing process to test the validity of the assumptions and the parameters used in the trading VaR calculation. The back-testing process includes calculating a hypothetical or static profit and loss and comparing that result with calculated VaR. Static profit and loss represents the change in value of the prior day’s closing portfolio due to each day’s price movements, on the assumption that the portfolio remained unchanged. The back-testing process is conducted on a daily basis at the consolidated CIBC level as well as business lines and individual portfolios.
Static profit and loss in excess of the
one-day
VaR are investigated. The back-testing process, including the investigation of results, is performed by risk professionals who are independent of those responsible for development of the model.
Based on our back-testing results, we are able to ensure that our VaR model continues to appropriately measure risk.
During the year, there were two negative back-testing breaches of the total VaR measure at the consolidated CIBC level, occurring on May 12 and May 16. These breaches were primarily driven by heightened volatility in the equity and foreign exchange markets following the U.S.-China trade uncertainty.
Stress testing and scenario analysis
Stress testing and scenario analysis are designed to add insight into possible outcomes of abnormal market conditions, and to highlight possible concentration of risk within our portfolio.
We measure portfolio valuations under a wide range of extreme moves in market risk factors. Our approach simulates the impact on earnings of extreme market events over varying time horizons. Furthermore, in most cases, the scenarios do not consider risk-mitigating actions to better reflect the reduced market liquidity that typically accompanies such events.
Scenarios are developed by utilizing historical market data sourced from periods of market disruption, or are based on hypothetical impacts of economic events, political events, and natural disasters as hypothesized by economists, business leaders, and risk managers.
Our hypothetical scenarios encompass potential market crises across geographies and are informed from current themes in geopolitics, central bank action and various other macro themes.
Stress testing scenarios are periodically reviewed and amended as necessary to ensure they remain relevant. Under stress limit monitoring, limits are placed on the maximum acceptable loss based on risk appetite in aggregate, at the detailed portfolio level, and for specific asset classes.
Non-trading
activities
Structural interest rate risk (SIRR)
SIRR primarily consists of the risk arising due to mismatches in the timing of the repricing of assets and liabilities, which do not arise from trading and trading-related businesses. The objective of SIRR management is to lock in product spreads and deliver stable and predictable net interest income over time, while managing the risk to the economic value of our assets arising from changes in interest rates.
SIRR results from differences in the maturities or repricing dates of assets and liabilities, both on-
and
off-balance
sheet, as well as from embedded optionality in retail products, and other product features that could affect the expected timing of cash flows, such as options to pre-pay
loans or redeem term deposits prior to contractual maturity. A number of assumptions affecting cash flows, product repricing and the administration of rates underlie the models used to measure SIRR. The key assumptions pertain to the expected funding profile of mortgage rate commitments, fixed rate loan prepayment behaviour, term deposit redemption behaviour, the treatment of non-maturity
deposits and equity. Assumptions rely on empirical data, based on historical client behaviour, balance sheet composition and product pricing with the consideration of possible forward-looking changes. All models and assumptions used to measure SIRR are subject to independent oversight by Risk Management. A variety of cash instruments and derivatives, primarily interest rate swaps, are used to manage these risks.
The Board has oversight of the management of SIRR, approves the risk appetite and the associated SIRR risk limits. GALCO and its subcommittee, the Asset Liability Management Committee, regularly review structural market risk positions and provide senior management oversight.
In addition to Board-approved limits on earnings and economic value exposure, more granular management limits are in place to guide day-to-day
management of this risk. The ALM group within Treasury is responsible for the ongoing modelling of structural market risk across the enterprise, with independent oversight and compliance with SIRR policy provided by Risk Management.
ALM activities are designed to manage the effects of potential interest rate movements while balancing the cost of any hedging activities on current net revenue. To monitor and control SIRR, two primary metrics, net interest income (NII) risk and economic value of equity (EVE) risk, are assessed, in addition to stress testing, gap analysis and other market risk metrics. The net interest income sensitivity is a measure of the impact of potential changes in interest rates on the projected
12-month
pre-tax
net interest income of the bank’s portfolio of assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements with interest rates floored at zero. The EVE sensitivity is a measure of the impact of potential changes in interest rates on the market value of the bank’s assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements with interest rates floored at zero.
The following table shows the potential
before-tax
impact of an immediate and sustained 100 basis point increase and 100 basis point decrease in interest rates on projected
12-month
NII and the EVE for our structural balance sheet, assuming no subsequent hedging management actions or changes in business mix or changes in product margins.
Structural interest rate sensitivity – measures

$ millions (pre-tax), as at October 31		2025			2024
	CAD (1)	USD	Total	CAD (1)	USD	Total
100 basis point increase in interest rates
Increase (decrease) in net interest income	$137	$26	$163	$159	$45	$204
Increase (decrease) in EVE	(1,168)	(510)	(1,678)	(956)	(400)	(1,356)
100 basis point decrease in interest rates
Increase (decrease) in net interest income	(220)	(29)	(249)	(193)	(49)	(242)
Increase (decrease) in EVE	1,025	500	1,525	829	408	1,237

(1)	Includes CAD and other currency exposures.
Foreign exchange risk
Structural foreign exchange risk primarily consists of the risk inherent in: (a) net investments in foreign operations (NIFO) due to changes in foreign exchange rates; and (b) foreign currency denominated RWA and foreign currency denominated capital deductions. This risk, predominantly in U.S. dollars, is managed using derivative hedges and by funding the investments in matching currencies. We actively manage this position to ensure that the potential impact on our capital ratios is within an acceptable tolerance in accordance with the policy approved by the CRO, while giving consideration to the impact on earnings and shareholders’ equity. Structural foreign exchange risk is managed by Treasury under the guidance of GALCO with monitoring and oversight by Risk Management.
A 1% appreciation of the Canadian dollar would reduce our shareholders’ equity as at October 31, 2025 by approximately $224 million (2024: $198 million) on an after-tax
basis.
Our
non-functional
currency denominated earnings are converted into the functional currencies through spot or forward foreign exchange transactions. Typically, there is no significant impact of exchange rate fluctuations on our consolidated statement of income.
Derivatives held for ALM purposes
Where derivatives are held for ALM purposes, and when transactions meet the criteria specified under IFRS, we apply hedge accounting for the risks being hedged, as discussed in Notes 1, 12 and 13 to the consolidated financial statements. Derivative hedges that do not qualify for hedge accounting treatment are referred to as economic hedges and are recorded at fair value on the consolidated balance sheet with changes in fair value recognized in the consolidated statement of income.
Economic hedges for other than FVO financial instruments may lead to income volatility because the hedged items are recorded either on a cost or amortized cost basis or recorded at fair value on the consolidated balance sheet with changes in fair value recognized through other comprehensive income (OCI). This accounting income volatility may not be representative of the overall economic risk.
Equity risk
Non-trading
equity risk arises primarily in our strategy and corporate development activities and strategic investments portfolio. The investments comprise public and private equities, investments in limited partnerships, and equity-accounted investments.
The following table provides the amortized cost and fair values of our non-trading
equities:

$ millions, as at October 31		Cost	Fair value
2025	Equity securities designated at FVOCI	$979	$1,020
	Equity-accounted investments in associates (1)	144	291
	Total	$1,123	$1,311
2024	Equity securities designated at FVOCI	$653	$672
	Equity-accounted investments in associates (1)	145	253
	Total	$798	$925

(1)	Excludes our equity-accounted joint ventures. See Note 24 to the consolidated financial statements for further details.
Liquidity risk

Liquidity risk is the risk of having insufficient cash or its equivalent in a timely and cost-effective manner to meet financial obligations as they come due. Common sources of liquidity risk inherent in banking services include unanticipated withdrawals of deposits, the inability to replace maturing debt, credit and liquidity commitments, and additional pledging or other collateral requirements.
Policies
Our liquidity risk management policy establishes requirements that enable us to meet anticipated liquidity needs in both normal and stressed conditions by maintaining a sufficient amount of available unencumbered liquid assets and diversified funding sources. Branches and subsidiaries possessing unique liquidity characteristics, due to distinct businesses or jurisdictional requirements, maintain local liquidity practices in alignment with CIBC’s liquidity risk management policy.
Our pledging policy sets out consolidated limits for the pledging of CIBC’s assets across a broad range of financial activities. These limits ensure unencumbered liquid assets are available for liquidity purposes.
We maintain a detailed global contingency funding plan that sets out the strategies for addressing liquidity shortfalls in emergency and unexpected situations, and delineates the requirements necessary to manage a range of stress conditions, establishes lines of responsibility, articulates implementation, defines escalation procedures, and is aligned to CIBC’s risk appetite. In order to reflect CIBC’s organizational complexity, regional and subsidiary contingency funding plans are maintained to respond to liquidity stresses unique to the jurisdictions within which CIBC operates, and support CIBC as an enterprise.
Risk measurement
Our liquidity risk tolerance is defined by our risk appetite statement, which is approved annually by the Board, and forms the basis for the delegation of liquidity risk authority to senior management. We use both regulatory-driven and internally developed liquidity risk metrics to measure our liquidity risk exposure. Internally, our liquidity position is measured using the Liquidity Horizon, which combines contractual and behavioural cash flows to measure the future point in time when projected cumulative cash outflows exceed cash inflows under a combined CIBC-specific and market-wide stress scenario. Expected and potential anticipated inflows and outflows of funds generated from on-
and
off-balance
sheet exposures are measured and monitored on a regular basis to ensure compliance with established limits. These cash flows incorporate both contractual and behavioural on-
and
off-balance
sheet cash flows.
Our liquidity measurement system provides liquidity risk exposure reports that include the calculation of the internal liquidity stress tests and regulatory reporting such as the LCR, NSFR and net cumulative cash flow (NCCF). Our liquidity management also incorporates the monitoring of our unsecured wholesale funding position and funding capacity.
Risk appetite
CIBC’s risk appetite statement ensures prudent management of liquidity risk by outlining qualitative considerations and quantitative metrics including the LCR and Liquidity Horizon. Quantitative metrics are measured and managed to a set of limits approved by Risk Management.
Stress testing
A key component of our liquidity risk management, and complementing our assessments of liquidity risk exposure, is liquidity risk stress testing. Liquidity stress testing involves the application of name-specific and market-wide stress scenarios at varying levels of severity to assess the amount of available liquidity required to satisfy anticipated obligations as they come due. The scenarios model potential liquidity and funding requirements in the event of changes to unsecured wholesale funding and deposit run-off,
contingent liquidity utilization, and liquid asset marketability.
Liquid assets
Available liquid assets include unencumbered cash and marketable securities from on-
and
off-balance
sheet sources, that can be used to access funding in a timely fashion. Encumbered liquid assets, composed of assets pledged as collateral and those assets that are deemed restricted due to legal, operational, or other purposes, are not considered as sources of available liquidity when measuring liquidity risk. The asset mix is supported by concentration monitoring on issuers, tenors and product types to ensure that bank-wide liquid asset portfolios contain a mix of assets that have appropriate liquidity, including in times of stress.
Encumbered and unencumbered liquid assets from
on-
and
off-balance
sheet sources are summarized as follows:

$ millions, as at October 31		Bank owned liquid assets	Securities received as collateral	Total liquid assets	Encumbered liquid assets	Unencumbered liquid assets (1)
2025	Cash and deposits with banks	$44,003	$–	$44,003	$285	$43,718
	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	188,603	119,484	308,087	167,774	140,313
	Other debt securities	7,273	14,675	21,948	11,065	10,883
	Equities	72,778	44,189	116,967	76,927	40,040
	Canadian government guaranteed National Housing Act mortgage-backed securities	31,690	4,053	35,743	23,275	12,468
	Other liquid assets (2)	20,834	4,616	25,450	10,708	14,742
	Total	$365,181	$187,017	$552,198	$290,034	$262,164
2024	Cash and deposits with banks	$48,064	$–	$48,064	$560	$47,504
	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	178,324	108,499	286,823	146,992	139,831
	Other debt securities	6,093	11,328	17,421	3,696	13,725
	Equities	58,102	33,424	91,526	54,269	37,257
	Canadian government guaranteed National Housing Act mortgage-backed securities	35,155	2,038	37,193	20,263	16,930
	Other liquid assets (2)	16,021	2,849	18,870	8,971	9,899
	Total	$341,759	$158,138	$499,897	$234,751	$265,146

(1)	Unencumbered liquid assets are defined as on-balance sheet assets, assets borrowed or purchased under resale agreements, and other off-balance sheet collateral received less encumbered liquid assets.
(2)	Includes cash pledged as collateral for derivatives transactions, select ABS and precious metals.
Asset encumbrance

In the course of our
day-to-day
operations, securities and other assets are pledged to secure obligations, participate in clearing and settlement systems and for other collateral management purposes.
Restrictions on the flow of funds
Our subsidiaries are not subject to significant restrictions that would prevent transfers of funds, dividends or capital distributions. However, certain subsidiaries have different capital and liquidity requirements, established by applicable banking and securities regulators.
We monitor and manage our capital and liquidity requirements across these entities to ensure that resources are used efficiently and entities are in compliance with local regulatory and policy requirements.
Funding
We fund our operations with client-sourced deposits, supplemented with a wide range of wholesale funding.
Our principal approach aims to fund our consolidated balance sheet with deposits primarily raised from personal and commercial banking channels. We maintain a foundation of relationship-based core deposits, whose stability is regularly evaluated through internally developed statistical assessments.
We routinely access a range of short-term and long-term secured and unsecured funding sources diversified by geography, depositor type, instrument, currency and maturity. We raise long-term funding from existing programs including covered bonds, asset securitizations and unsecured debt.
We continuously evaluate opportunities to diversify into new funding products and investor segments in an effort to maximize funding flexibility and minimize concentration and financing costs. We regularly monitor wholesale funding levels and concentrations to internal limits consistent with our desired liquidity risk profile.
GALCO and RMC review and approve CIBC’s funding plan, which incorporates projected asset and liability growth, funding maturities, and output from our liquidity position forecasting.
Assets and liabilities
The following table provides the contractual maturity profile of our on-balance
sheet assets, liabilities and equity at their carrying values. Contractual analysis is not representative of our liquidity risk exposure, however this information serves to inform our management of liquidity risk, and provide input when modelling a behavioural balance sheet.

$ millions, as at October 31, 2025	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity	Total
Assets
Cash and non-interest-bearing deposits with banks (1)	$12,379	$–	$–	$–	$–	$–	$–	$–	$–	$12,379
Interest-bearing deposits with banks	31,624	–	–	–	–	–	–	–	–	31,624
Securities	15,132	7,574	6,635	6,602	6,755	34,882	73,820	55,038	76,797	283,235
Cash collateral on securities borrowed	21,697	–	–	–	–	–	–	–	–	21,697
Securities purchased under resale agreements	48,191	16,407	11,948	4,711	1,085	4,322	31	–	–	86,695
Loans
Residential mortgages	5,570	11,306	22,139	18,681	30,614	84,232	104,412	10,079	–	287,033
Personal	1,082	439	960	725	627	705	5,004	5,941	32,383	47,866
Credit card	453	906	1,360	1,360	1,360	5,438	10,704	–	–	21,581
Business and government (2)	5,092	9,057	13,280	17,994	13,736	55,665	87,796	22,994	11,802	237,416
Allowance for credit losses	–	–	–	–	–	–	–	–	(4,392)	(4,392)
Derivative instruments	1,112	7,349	3,399	2,167	1,829	7,110	8,807	6,579	–	38,352
Other assets	–	–	–	–	–	–	–	–	53,452	53,452
Total assets	$142,332	$53,038	$59,721	$52,240	$56,006	$192,354	$290,574	$100,631	$170,042	$1,116,938
October 31, 2024 (2)	$130,008	$45,680	$57,993	$52,094	$61,184	$186,218	$260,975	$101,546	$146,287	$1,041,985
Liabilities
Deposits (3)	$43,722	$36,883	$61,945	$54,413	$47,718	$48,626	$70,730	$27,856	$416,231	$808,124
Obligations related to securities sold short	24,244	–	–	–	–	–	–	–	–	24,244
Cash collateral on securities lent	6,031	–	–	–	–	–	–	–	–	6,031
Obligations related to securities sold under repurchase agreements	91,742	32,572	1,060	734	934	–	3,000	–	–	130,042
Derivative instruments	2,924	7,635	4,157	3,136	2,333	6,625	4,787	9,814	–	41,411
Other liabilities (2)	21	43	66	70	69	270	633	808	32,874	34,854
Subordinated indebtedness	–	–	–	–	–	–	33	7,786	–	7,819
Equity	–	–	–	–	–	–	–	–	64,413	64,413
Total liabilities and equity	$168,684	$77,133	$67,228	$58,353	$51,054	$55,521	$79,183	$46,264	$513,518	$1,116,938
October 31, 2024 (2)	$188,502	$48,833	$75,616	$49,168	$46,158	$55,388	$73,705	$39,445	$465,170	$1,041,985

(1)	Cash includes interest-bearing demand deposits with the Bank of Canada.
(2)
Includes customers’ liability under acceptances of $
10
million (2024: $6 million) in business and government loans and acceptances of $10 million (2024: $6 million) in other liabilities. Prior year amounts have been revised to conform to the presentation adopted in 2025.

(3)
Comprises $258.1 billion (2024: $252.9 billion) of personal deposits; $523.3 billion (2024: $492.0 billion) of business and government deposits and secured borrowings; and $26.7 billion (2024: $20.0 billion) of bank deposits.

Credit-related commitments
The following table provides the contractual maturity of notional amounts of credit-related commitments. Since a significant portion of commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of future liquidity requirements.

$ millions, as at October 31, 2025	Less than 1 month		1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity (1)	Total
Unutilized credit commitments	$2,457		$9,030	$5,805	$8,686	$7,594	$25,457	$92,976	$5,201	$263,236	$420,442
Standby and performance letters of credit	7,414		3,579	4,089	5,071	4,229	896	852	228	–	26,358
Backstop liquidity facilities	56		30,347	66	171	185	369	–	–	–	31,194
Documentary and commercial letters of credit	85		38	20	4	1	–	19	–	–	167
Other	2,667	(2)	–	–	–	–	–	–	–	55	2,722
Total	$12,679		$42,994	$9,980	$13,932	$12,009	$26,722	$93,847	$5,429	$263,291	$480,883
October 31, 2024	$18,455		$35,462	$8,910	$11,720	$12,084	$26,766	$77,636	$3,562	$245,816	$440,411

(1)	Includes $201.5 billion (2024: $189.6 billion) of personal, home equity and credit card lines, which are unconditionally cancellable at our discretion.
(2)	Includes forward-dated securities financing trades.
Other
off-balance
sheet contractual obligations
The following table provides the contractual maturities of other off-balance
sheet contractual obligations affecting our funding needs:

$ millions, as at October 31, 2025	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	Total
Purchase obligations (1)	$149	$241	$270	$275	$232	$566	$741	$229	$2,703
Investment commitments	–	1	12	–	2	9	46	483	553
Future lease commitments (2)	1	4	6	6	7	35	93	421	573
Pension contributions (3)	15	30	45	45	45	–	–	–	180
Underwriting commitments	1,045	–	–	–	–	–	–	–	1,045
Total	$1,210	$276	$333	$326	$286	$610	$880	$1,133	$5,054
October 31, 2024 (2)	$607	$263	$292	$321	$279	$737	$850	$1,203	$4,552

(1)
Obligations that are legally binding agreements whereby we agree to purchase products or services with specific minimum or baseline quantities defined at fixed, minimum or variable prices over a specified period of time are defined as purchase obligations. Purchase obligations are included through to the termination date specified in the respective agreements, even if the contract is renewable. Many of the purchase agreements for goods and services include clauses that would allow us to cancel the agreement prior to expiration of the contract within a specific notice period. However, the amount above includes our obligations without regard to such termination clauses (unless actual notice of our intention to terminate the agreement has been communicated to the counterparty). The table excludes purchases of debt and equity instruments that settle within standard market time frames.

(2)
Excludes lease obligations that are accounted for under IFRS 16, which are recognized on the consolidated balance sheet, and operating and tax expenses relating to lease commitments. The table includes lease obligations that are not accounted for under IFRS 16, including those related to future starting lease commitments for which we have not yet recognized a lease liability and right-of-use
asset.

(3)
Includes estimated minimum funding contributions for our funded defined benefit pension plans in Canada, the U.S., the U.K., and the Caribbean. Estimated minimum funding contributions are included only for the next annual period as the minimum contributions are affected by various factors, such as market performance and regulatory requirements, and are therefore subject to significant variability.

Operational risk
Operational risk is the risk of loss resulting from people, inadequate or failed internal processes and systems, or from external events. Operational risk is inherent in all CIBC activities and transactions. Failure to manage operational risk can result in direct or indirect financial loss, reputational impact, or regulatory review and penalties. The Operational Risk Management and Operational Resilience Framework (the Framework) sets out the requirements and roles and responsibilities in managing operational risk at CIBC. CIBC’s Integrity and Security Framework is informed by regulatory expectations, including the OSFI Integrity and Security Guideline. Through well-defined principles, robust policies and controls, and continuous monitoring and oversight, we protect CIBC’s reputation, assets, and operations, fostering a resilient and ethical organization that aligns with our risk appetite and regulatory requirements.
Regulatory compliance risk
Regulatory compliance risk is the risk of CIBC’s potential
non-conformance
with applicable regulatory requirements.
Our approach to managing and mitigating regulatory compliance risk aligns with CIBC’s Risk Appetite Statement and centers around fostering a robust risk culture. The foundation of this approach is a comprehensive Regulatory Compliance Management (RCM) Framework. The RCM Framework, owned by the Senior Vice-President, Chief Compliance and Privacy Officer and Global Regulatory Affairs, and approved by the RMC, maps regulatory requirements to our internal mitigants (such as policies, procedures, and at least one control) that evidence regulatory compliance.
Our Compliance department is responsible for developing and maintaining a comprehensive RCM Program, including oversight of the RCM Framework. This department operates independently from business management and regularly reports to the RMC.
The primary responsibility for complying with all applicable regulatory requirements rests with senior management of the business and functional groups, and extends to all employees. The Compliance department’s activities support these groups, with a particular focus on regulatory requirements that govern the relationship between CIBC and its clients.
Reputation and legal risks
Our reputation and financial soundness are of fundamental importance to us and to our clients, shareholders, third parties, regulators, team members and communities.
Reputation risk is the risk of negative publicity regarding our business conduct or practices which, whether true or not, could significantly harm our reputation as a leading financial institution, or could materially and adversely affect our business, operations or financial condition.
Legal risk is the risk of financial loss arising from one or more of the following factors: (a) civil, criminal or regulatory enforcement proceedings against us; (b) our failure to correctly document, enforce or comply with contractual obligations; (c) failure to comply with our legal obligations to clients, investors, team members, counterparties or other stakeholders; (d) failure to take appropriate legal measures to protect our assets or security interests; or (e) misconduct by our team members or agents.
All team members at CIBC play an important role in protecting our reputation by ensuring that the highest ethical standards are followed in how we act and what we do. Not only must we act with integrity at all times, we must also ensure that activities being conducted do not pose undue risks to CIBC’s reputation for ethical, sound and responsible business practices. As a result, requirements for the management and oversight of potential reputation risk are integrated throughout our framework of policies and related procedures. These processes include the management of various risks as set out in CIBC’s Risk Appetite Statement, Risk Management Framework and Code of Conduct. Our Reputation Risk Management Framework, Global Reputation and Legal Risks Policy and business-specific procedures outline how we safeguard our reputation through identification, assessment, escalation and mitigation of potential reputation and legal risks. Proactive management of potential reputation and legal risks is a key responsibility of CIBC and all our team members.
Overall governance and oversight of reputation risk is provided by the Board, primarily through the RMC of the Board. Senior management oversight of reputation and legal risks is provided by the Reputation and Legal Risks Committee, which is a subcommittee of GRC and reports its activities regularly to the GRC. Additionally, there are specific senior management committees across the enterprise that provide further oversight to ensure required practices are followed and any material reputation and legal risks are identified, managed, and if required, escalated, effectively.
Conduct and culture risk
Conduct risk is the risk that the actions or omissions (i.e., behaviour) of CIBC, team members or third parties: do not align with our desired culture; deliver poor, inappropriate or unfair outcomes for clients, team members or shareholders; result in adverse market practices and outcomes; impact CIBC’s reputation as a leading financial institution; or materially and adversely affect our business, operations or financial condition.
Culture risk is the risk that the implicit or explicit beliefs, values and norms guiding team members’ behaviours and decision-making could adversely affect CIBC’s strategy, reputation, business or financial condition.
Our Conduct and Culture Risk Framework applies enterprise-wide and outlines the proactive management and oversight of potential conduct and culture risk. Every team member is accountable for the identification and management of conduct and culture risk. The overarching principles and requirements for maintaining appropriate conduct, addressing inappropriate conduct and embedding CIBC’s desired culture are covered in CIBC’s Code and other global, regional and business specific policies, frameworks, processes and procedures. All team members must continually abide by the Code, and CIBC policies, frameworks, processes and procedures in carrying out the accountabilities of their role. Overall governance of conduct and culture risk is provided by the Board and its committees, including the CGC, as well as senior management committees.